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Exhibit 10(a).1

CONSENT OF PRICEWATERHOUSECOOPERS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File No. 333-14098), on Form S-8 (File No. 333-13932), on Form S-8 (File No. 333-13498), on Form S-8 (File No. 333-13170), on Form S-8 (File No. 333-12974), on Form S-8 (File No. 333-12628), on Form S-8 (File No. 333-12364), on Form S-8 (File No. 333-11690), on Form S-8 (File No. 333-10514), on Form S-8 (File No. 333-10446), on Form S-8 (File No. 333-08180), on Form S-8 (File No. 333-06786), and on Form S-8 (File No. 33-93770) of our reports dated January 24, 2002 (relating to fiscal 2001 and 2000) and February 1, 2000 (relating to fiscal 1999) relating to the financial statements and financial statement schedules of Nokia Corporation, which appear in Nokia Corporation's Annual Report on Form 20-F for the year ended December 31, 2001.

/s/PRICEWATERHOUSECOOPERS OY

PricewaterhouseCoopers Oy

Helsinki, Finland
May 20, 2002

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  Exhibit 10(a).1
CONSENT OF PRICEWATERHOUSECOOPERS